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                                                                 EXHIBIT 10.41A


                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

  THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 18th day of May, 2000, by and between PAMECO CORPORATION, a Georgia corporation with its chief executive office and principal place of business at 1000 Center Place, Norcross, Georgia 30093 ("Borrower"); and FLEET CAPITAL CORPORATION, a Rhode Island corporation with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339 ("Agent"), in its capacity as collateral and administrative agent for the Lenders (as defined in the Loan Agreement referenced below); and Lenders.

                                   Recitals:

  Lenders, Agent and Borrower are parties to a certain Loan and Security Agreement dated February 17, 2000, as amended by that certain First Amendment to Loan and Security Agreement dated February 29, 2000 (the "Loan Agreement"), pursuant to which Lenders may make certain loans and other extensions of credit to Borrower from time to time.

  The parties desire to amend the Loan Agreement as hereinafter set forth.

  NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

  1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

  2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

  (a) By deleting the definition of "Consolidated Net Worth" from Appendix A to the Loan Agreement and by substituting the following new definition in lieu thereof:

     Consolidated Net Worth--on any date of determination thereof, the sum on such date of (i) the Consolidated net worth of Borrower and its Subsidiaries after deducting therefrom the amount of all intangible items reflected therein, including all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition and all similar items that could properly be treated as intangibles in accordance with GAAP, (ii) Subordinated Debt, (iii) accrued but undeclared Distributions with respect to preferred stock as reflected on a Consolidated balance sheet of Borrower and its Subsidiaries and (iv) the $35,000,000 investment in Series A redeemable preferred stock and warrants of Borrower made by Littlejohn and Quilvest on the Closing Date.

  (b) By adding the following new clause (xi) to Section 9.2.3 of the Loan Agreement that reads as follows:

     (xi) Any Debt evidenced by the Series A Preferred Shares of Borrower that have been issued by Borrower as of the Closing Date pursuant to the Securities Purchase Agreement.

  (c) By deleting Section 9.3.1 of the Loan Agreement and by substituting the following new Section 9.3.1 in lieu thereof:

     9.3.1. Consolidated Net Worth. Maintain a Consolidated Net Worth of at least $20,000,000, tested as of the last day of each month; provided, however, that the foregoing amount shall be increased as of the last day of the second month following the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending May 31, 2001, by an amount equal to 50% of Consolidated Net Income during each such Fiscal Quarter, but no reduction in the foregoing amount shall be made if Consolidated Net Income in any Fiscal Quarter is a negative number.
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  1. Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

  1. Acknowledgments and Stipulations. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); and the security interests and Liens granted by Borrower in favor of Agent, for the benefit of itself and Lenders, are duly perfected, first priority security interests and Liens.

  1. Representations and Warranties. Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof other than the Designated Defaults referenced in Section 6; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

  1. Limited Waiver of Default. Events of Default have occurred and currently exist under the Loan Agreement as a result of Borrower's breach of Section
9.3.1 of the Loan Agreement (the "Designated Defaults"). The Designated Defaults exist because of Borrower's failure to maintain Consolidated Net Worth of at least $54,000,000 as of the fiscal periods ending February 29 and March 31, 2000. Borrower represents and warrants that the Designated Defaults are the only Default or Event of Default that exist under the Loan Agreement and the other Loan Documents as of the date hereof. Agent and Lenders hereby waive the Designated Default in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Defaults in existence on the date of this Amendment or (b) Borrower's obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

  1. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

  1. Expenses of Agent. Borrower agrees to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

  1. Effectiveness; Governing Law. This Amendment shall be effective upon execution by Borrower and acceptance by Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

  1. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

  1. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

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  1. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

  1. Further Assurances. Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

  1. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

  1. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in Atlanta, Georgia, and delivered by their respective duly authorized officers on the date first written above.

                                          PAMECO CORPORATION
ATTEST:


                                          By: _________________________________
___________________________________


                                             Name: ____________________________
___________________________________


                                             Title: ___________________________
Name:  ____________________________


                                          FLEET CAPITAL CORPORATION, as Agent
Title:  ___________________________

                                          By: _________________________________

                                             Title: ___________________________

                                          FLEET CAPITAL CORPORATION, as a
                                          Lender

                                          By: _________________________________

                                             Title: ___________________________

                                          MELLON BANK, N.A., as a Lender

                                          By: _________________________________

                                             Title: ___________________________

                                          FOOTHILL CAPITAL CORPORATION, as a
                                          Lender

                                          By: _________________________________

                                             Title: ___________________________

                   [Signatures continued on following page]

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                                          THE CIT GROUP/BUSINESS CREDIT, INC.,
                                          as a Lender

                                          By: _________________________________

                                             Title: ___________________________

                                          BANK OF AMERICA, N.A., as a Lender

                                          By: _________________________________

                                             Title: ___________________________

                                          WACHOVIA BANK, N.A., as a Lender

                                          By: _________________________________

                                             Title: ___________________________


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                           CONSENT AND REAFFIRMATION

  The undersigned guarantor of the Obligations of Borrower at any time owing to Agent and Lenders hereby: (i) acknowledges receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement; (ii) consents to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

  IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation in Atlanta, Georgia, on the date of such Second Amendment to Loan and Security Agreement.

                                          PAMECO INVESTMENT COMPANY, INC.

                                          By: _________________________________

                                              Title: __________________________

                                          Attest: _____________________________

                                              Title: __________________________

                                              [CORPORATE SEAL]


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